SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported):

                          December 10, 1996


                    MMCA AUTO OWNER TRUST 1995-1
             (MMCA Auto Receivables, Inc. - Originator)
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in its Charter)


         Delaware                    33-97670               33-0570905
 --------------------------------------------------------------------------
 (State or other jurisdiction     (Commission File       (I.R.S. Employer
      of incorporation)                Number)          Identification No.)


                             P.O. Box 6038
                    Cypress, California 90630-0038
                            (714) 236-1500
 --------------------------------------------------------------------------
    (Address of Registrant's principal executive office and Registrant's telephone number, including area code)




ITEM 5.     OTHER EVENTS.

      The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            MMCA Auto Owner Trust 1995-1
            5.7% Asset Backed Notes and
            6.1% Asset Backed Certificates.

                  Monthly "Servicer's Certificate," dated:
                  December 10, 1996

                  Monthly Servicing Report," for the following reporting period: November 1, 1996 through November 30, 1996




                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MMCA AUTO RECEIVABLES, INC.


Dated:  December 17, 1998           By: /s/ Hideyuki Kitamura
                                        --------------------------
                                        Hideyuki Kitamura
                                        Secretary and Treasurer




                       SERVICER'S CERTIFICATE


      The undersigned certifies that he is Assistant Secretary of Mitsubishi Motors Credit of America, Inc., a corporation in good standing under the laws of the state of its incorporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the company pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1995, by and among the Company, as Servicer, MMCA Auto Receivables, Inc., as Seller, and MMCA Auto Owner Trust 1995-1, as Issuer (the "Sale and Servicing Agreement") (all capitalized terms used herein without definition have the respective meanings specified in the Sale and Servicing Agreement), and further certifies that:

            (a) The Servicer's report for the period from November 1, 1996 through November 30, 1996 attached to this certificate is complete and accurate and contains all information required by Section 3.9 of the Sale and Servicing Agreement, and

            (b) As of the date hereof, no Event of Servicing Termination or event that with notice or lapse of time or both would become an Event of Servicing
                  Termination has occurred.

      IN WITNESS WHEREOF, I have affixed hereunto my signature and the corporate seal of the Company this Tenth day of December 1996.


MITSUBISHI MOTORS CREDIT OF
AMERICA, INC.


By: /s/ Eric L. Eckes
    ----------------------------
    Eric L. Eckes
    Assistant Secretary




                                 MITSUBISHI MOTORS CREDIT OF AMERICA, INC.
                          Monthly Servicing Report -- MMCA Auto Owner Trust 1995-1
                                  November 1, 1996 through November 30, 1996

I.  ORIGINAL DEAL PARAMETERS
----------------------------
(A)  Original Pool Balance                                                                     $579,315,248.36
(B)  Original Level Payment Portfolio Balance                                                  $469,758,585.99
(C)  Notes
     (i)   Approximate Percentage of Level Payment
             Principal                                                                                     95%
     (ii)  Percentage of Aggregate Original Pool
             Balance                                                                                    77.03%
     (iii) Initial Balance                                                                     $446,270,000.00
     (iv)  Note Interest Rate                                                                            5.70%
     (v)   Noteholders' Final Scheduled Payment Date                                                  11/15/97
(D)  Certificates
     (i)   Approximate Percentage of Level Payment
             Principal                                                                                      5%
     (ii)  Percentage of Aggregate Original Principal
             Amount                                                                                      4.05%
     (iii) Initial Balance                                                                      $23,488,585.99
     (iv)  Certificate Interest Rate                                                                     6.10%
     (v)   Certificateholders' Final Scheduled
             Payment Date                                                                             11/15/99
     (vi)  Initial Balance of Seller's Retained
             Certificates                                                                          $470,585.99
(E)  Final Payment Certificates
     (i)   Final Payment Certificates Percentage
              (of Balloon Payment Principal)                                                           100.00%
     (ii)  Final Payment Certificates Percentage
              (of Aggregate Principal Amount)                                                           18.91%
     (iii) Final Payment Certificates Initial Balance                                          $109,556,662.37
     (iv)  Final Payment Certificates Rate                                                                   0
(F)  Servicing Fee Rate                                                                                  1.00%
(G)  Original Weighted Average Coupon (WAC)                                                             11.63%
(H)  Weighted Average Original Maturity (WAOM)
       in months                                                                                         55.64
(I)  Weighted Average Remaining Maturity (WAM)
       in months                                                                                         46.86
(J)  Number of Contracts                                                                                41,542
(K)  Reserve Fund
     (i)   Reserve Initial Deposit                                                                 $704,637.88
     (ii)  Specified Reserve Balance                                                             $3,523,189.39
     (iii) Loss & Delinquency Trigger Specified
             Reserve Balance                                                                     $9,395,171.72
     (iv)  Loss Trigger Percentage                                                                        3.5%
     (v)   Delinquency Trigger Percentage                                                                 2.5%
(L)  Yield Supplement Account Initial Deposit                                                    $1,849,754.93

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
--------------------------------------------------
(A)  Total Pool  Balance                                                                       $373,347,614.04
(B)  Total Portfolio Pool Factor                                                                     0.6444636
(C)  Level Payment Portfolio Balance                                                           $283,647,470.80
(D)  Level Payment Portfolio Pool Factor                                                             0.6038154
(E)  Notes
     (i)   Note Balance                                                                        $257,753,580.38
     (ii)  Note Pool Factor                                                                          0.5775732
     (iii) Noteholders' Interest Carryover Shortfall                                                         0
     (iv)  Noteholders' Principal Carryover Shortfall                                                        0
(F)  Certificates
     (i)   Certificate Balance                                                                  $23,488,585.99
     (ii)  Certificate Pool Factor                                                                   1.0000000
     (iii) Certificateholders' Interest Carryover
             Shortfall                                                                                       0
     (iv)  Certificateholders' Principal Carryover
             Shortfall                                                                                       0
(G)  Final Payment Certificates
     (i)   Last Scheduled Payment Pool Balance                                                  $89,700,143.24
     (ii)  Final Payment Certificates Balance                                                  $104,159,839.86
     (iii) Final Payment Certificates Pool Factor                                                    0.9507394
(H)  Reserved Fund Balance                                                                       $9,395,171.72
(I)  Yield Supplement Account Balance                                                              $744,446.48
(J)  Payahead Account Balance                                                                    $1,104,250.99
                                                        Inc. Recoveries     Exc. Recoveries
                                                        ---------------     ---------------
(K)  Cumulative Level Payment Losses for All Prior
       Periods                                          $20,578,888.36      $28,128,145.35
(L)  Cumulative Last Scheduled Payment Losses for
       All Prior Periods                                                                         $7,903,491.67
(M)  Weighted Average Coupon of Remaining
       Portfolio (WAC)                                                                                  11.52%
(N)  Weighted Average Remaining Term of Remaining
       Portfolio (WAM) in months                                                                         36.82
(O)  Number of Contracts                                                                                31,599
III. INPUTS FROM THE MAINFRAME (FROM LEWTAN REPORTS)
----------------------------------------------------
(A)  Precomputed Contracts Level Payment Principal
     (i)   Scheduled Principal Reduction                                                          6,277,636.49
     (ii)  Prepayments in Full                                                                    2,865,370.08
     (iii) Prepayments in Full Due to Repurchases                                                    56,669.27
(B)  Total Collections for Precomputed Contracts
       (excluding Principal on Last Scheduled
       Payments)                                                                                 11,448,335.98
(C)  Precomputed contracts - Principal on Last
     Scheduled Payments
     (i)  Collected Principal                                                                       805,084.54
     (ii) Repurchased Receivables Principal                                                          16,273.07
(D)  Simple Interest Contracts (excluding Principal
     on Last Scheduled Payments)
     (i)   Principal Reduction                                                                    1,310,523.94
     (ii)  Collected Principal                                                                    1,366,307.79
     (iii) Collected Interest                                                                       393,293.15
     (iv)  Repurchased Receivables Principal                                                          7,303.42
     (v)   Repurchased Receivables Interest                                                               0.00
(E)  Simple Interest Contracts - Principal on Last
     Scheduled Payments
     (i)   Collected Principal                                                                      201,072.22
     (ii)  Principal Reduction                                                                      201,072.22
     (iii) Repurchased Receivables Principal                                                          8,699.25
(F)  Yield Supplement Information
     (i)   Yield Supplement Payment Amount for
             Subvened Contracts                                                                      73,167.85
     (ii)  Specified Yield Supplement Account
              Balance                                                                               663,677.48
(G)  Current Period Payment Advance for Precomputes                                               1,472,731.94
(H)  Payahead Account Activity
     (i)   Net Change in Payahead Account Balance
             (for level payments)                                                                  (95,788.02)
     (ii)  Payahead Balance of Loans Defaulted this
             Period                                                                                  47,723.96
(I)  Rule of 78s Payment                                                                             17,190.72
(J)  Weighted Average Coupon of Remaining Level
       Payment Portfolio (WAC)                                                                          11.53%
(K)  Weighted Average Remaining Maturity of Level
        Payment Portfolio (WAM) in months                                                                36.00
(L)  Remaining Number of Receivables                                                                    30,809
(M)  Delinquent Contracts
                                                             Contracts                     Amount
                                                          -----------------      -----------------------------
     (i)   30-59 Days Delinquent                          2,251       7.12%      $20,573,586.63          7.25%
     (ii)  60-89 Days Delinquent                            767       2.43%       $6,975,804.19          2.46%
     (iii) 90 Days or more Delinquent                       521       1.65%       $5,032,286.92          1.77%
(N)  Net Loss and Defaulted Receivables Information
     (i)   Vehicles Repossessed During Month                194                  $1,694,131.93
     (ii)  Loans Defaulted During the Month                 309
     (iii) Level Payment Principal Balance of
             Defaulted Receivables                                                               $2,871,222.23
     (iv)  Last Scheduled Payment Principal Balance
             of Defaulted Receivables                                                               814,638.93
     (v)   Last Payment Liquidation Proceeds                                                        555,690.34
     (vi)  Last Scheduled Payment Liquidation
             Proceeds                                                                                19,532.68
     (vii) Recoveries of Level Payment and Last
             Scheduled Payment on Previously
             Defaulted Receivables                                                                  898,123.86
(O)  Noteholders' Accelerated Principal Information
     (i)   Noteholders' Accelerated Principal
             "Deficiency Amount"                                                                  2,405,304.43
     (ii)  Noteholders' Accelerated Principal
             Percentage                                                                                   100%
(P)  Matured Final Payment Receivables Information
     (i)    Principal Balance of Matured Final
              Payment Receivables with Vehicles
              Returned This Period                                                                        0.00
     (ii)   Number of Final Payment Receivables
              Maturing This Period                                                                           1
     (iii)  Vehicles Returned to Servicer this
              Period in Satisfaction of Final
              Payment Obligation                                                                             0
     (iv)   Returned Vehicle Sales, Excess Wear &
              Tear, and Excess Mileage Proceeds
              Received This Period                                                                        0.00
     (v)    Cumulative Principal Balance of Matured
              Final Payment Receivables with
              Vehicles Returned
     (vi)   Cumulative Number of Matured Final
              Payment Receivables                                                                            1
     (vii)  Cumulative Vehicles Returned to Servicer
              in Satisfaction of Final Payment
              Obligation                                                                                     0
     (viii) Cumulative Returned Vehicle Sales,
              Excess Wear & Tear, Excess Mileage
              Proceeds                                                                                       0
     (ix)   Cumulative Return Rate [(viii)/(vi)]                                                         0.00%
     (x)    Cumulative Recovery Rate on Returned
              Vehicles [(viii)/(v)]                                                                      0.00%

IV.  INPUTS DERIVED FROM OTHER SOURCES
--------------------------------------
(A)  Reserve Fund Investment Income                                                                  36,536.11
(B)  Collection Account Investment Income                                                            55,919.53
(C)  Payahead Account Investment Income                                                               4,503.66
(D)  Yield Supplement Account Investment Income                                                        3036.20
V.   COLLECTIONS
----------------
(A)  Level Payments Received (Excluding Repurchases)                         $13,376,892.79
       [III(B)+(D)(ii)+(iii)+(F)(i)-(H)(i)]
(B)  Last Scheduled Payments Received on Final Pmt Receivables
       (Exc. Repurchases) [III(C)(i)+(E)(i)]                                   1,006,156.76
(C)  Net Liquidation Proceeds and Recoveries Received
       [III(N)(v)+(vi)+(vii)]                                                  1,473,346.88
(D)  Principal and Interest on Repurchased Contracts
       [III(A)(iii)+(C)(ii)+(D)(iv)+(v)+(E)(iii)]                                 88,945.01
(E)  Exclusion of Rule of 78s Payments (not available for
       distribution to investors) [-III(I)]                                      (17,190.72)
                                                                             --------------
(F)  Total Available Amount [A+B+C+D+E]                                       15,928,150.72
(G)  Reserve Fund Draw for Current Period Payment Advances [VIII(B)]           1,472,731.94
(H)  Reserve Fund Draw for Total Required Payment [VIII(C)]                            0.00

(I)  Total Available Amount Including Reserve Fund Draws [F+G+H]                                $17,400,882.66
                                                                                                ==============

VI.  DISTRIBUTIONS
------------------
(A)  Level Payment Portfolio
     (i)   Level Payment Principal (Excluding Repurchases)
             [III(A)(i)+(ii)+(D)(i)]                                         $10,453,530.51
     (ii)  Level Payment Principal on Repurchased Contracts
             [III(A)(iii)+(D)(iv)]                                                63,972.69
     (iii) Level Payment Principal Balance of Defaulted receivables
             [III(N)(iii)]                                                     2,871,222.23
                                                                             --------------
     (iv)  Total Level Payment Principal Reduction
             [VI(A)(i)+(ii)+(iii)]                                           $13,388,725.43
                                                                             ==============
(B)  Total Required Payment
     (i)    Accrued Note Interest [II(E)(iii)+(I(C)(iv) x II(E)(i))]         $ 1,224,329.51
     (ii)   Noteholders' Regular Principal [II(E)(iv)+VI(A)(iv)
              (if <II(E)(i) and if Today <I(C)(v))]                           13,388,725.43
     (iii)  Accrued Certificate Interest
              [II(F)(iii)+(I(D)(iv) x II(F)(i))]                             $   119,400.31
     (iv)   Certificateholders' Regular Principal
              [II(F)(iv)+VI(A)(iv)-(B)(ii)]                                            0.00
     (v)    Seller's Retained Certificates Distribution
              [I(D)(vi)/(D)(iii) x VI(B)(iii)+(iv)]                               [2,392.15]
     (vi)   Servicing Fee [I(F) x II(A)]                                         311,123.01
                                                                             --------------
     (vii   Total Required Payment [i+ii+iii+iv+vi; (note that (B)(v)
              is included in (B)(iii)+(iv)]                                  $15,043,578.26
     (viii  Total Required Payment shortfall [VI(B)(vii)-V(I)
              if V(I) < VI(B)(vii)]                                                    0.00
                                                                             --------------
     (ix)   Total Required Payment Distributed
              [VI(B)(vii)-VI(B)(viii)]                                                          $15,043,578.26
(C)  Current Period Shortfalls
     (i)   Noteholders' Interest Carryover Shortfall                                   0.00
     (ii)  Noteholders' Principal Carryover Shortfall                                  0.00
     (iii) Certificateholders' Interest Carryover Shortfall                            0.00
     (iv)  Certificateholders' Principal Carryover Shortfall                           0.00
(D)  Reserve Fund
     (i)   Current Period funds Available for Reserve Fund Deposit
             [V(I)-VI(B)(ix)]                                                  2,357,304.40
     (ii)  Reserve Fund Deposit [VIII(G)]                                      1,472,731.94     $ 1,472,731.94
                                                                             --------------     --------------
     (iii) Current Period Funds Available after Reserve Fund
             Deposit [(i)-(ii)]                                                  884,572.46
                                                                             ==============
(E)  Final Payment Receivables
     (i)   Last Scheduled Payment Principal (Excluding Repurchases)
             [III(C)(i)+(E)(ii)]                                             $ 1,006,156.76
     (ii)  Last Scheduled Payment Principal on repurchased Contracts
             [III(C)(ii)+(E)(iii)]                                                24,972.32
     (iii) Last Scheduled Pmt Principal Bal of Defaulted Receivables
             [Not Applicable to Final Pmt Cert.]                                 814,638.93
                                                                             --------------
     (iv)  Total Last Scheduled Payment Principal Reduction
             [VI(E)(i)+(ii)]                                                 $ 1,845,768.01
                                                                             ==============
     (v)   Final Payment Certificate Principal [(E)(iv)-(iii),
             not to exceed (D)(iii)]                                                            $   884,572.46
(F)  Remaining Available Funds ("Excess")
     (i)   Funds Remaining after distribution of Total Required
            Payment, Reserve Fund Deposit, and Final Payment
            Certificate Principal [VI(D)(iii)-(E)(v)]                                  0.00
     (ii)  Noteholders' Accelerated principal Percentage [III(O)(ii)]                   100%
                                                                             --------------
     (iii) Noteholders Accelerated Principal [(i) x (ii)]                                                 0.00
     (iv)  Remaining Funds ("Excess" distributed to Seller)
             [(i)-(iii)]                                                                                  0.00
                                                                                                --------------
(G)  Total Distributions                                                                        $17,400,882.66
                                                                                                ==============
                                                                                Beginning            End
VII.  POOL BALANCES AND PORTFOLIO INFORMATION                                   of Period         of Period
---------------------------------------------                                ---------------   ---------------
(A)   Balances and Principal Factors
      (i)    Total Pool Balance                                              $373,347,614.04   $358,113,120.60
      (ii)   Total Pool Factor                                                     0.6444636         0.6181662
      (iii)  Level Payment Pool Balance                                      $283,647,470.80   $270,258,745.37
      (iv)   Level Payment Pool Factor                                             0.6038154         0.5753141
      (v)    Note balance                                                     257,753,580.38    244,364,854.95
      (vi)   Note Pool Factor                                                      0.5775732         0.5475718
      (vii)  Certificate Balance                                               23,488,585.99     23,488,585.99
      (viii) Certificate Pool Factor                                               1.0000000         1.0000000
      (ix)   Last Scheduled Payment Pool Balance                               89,700,143.24     87,854,375.23
      (x)    Final Payment Certificate Balance                                104,159,839.86    103,275,267.40
(B)   Portfolio Information
      (i)   Weighted Avg. Coupon of Level Payment
              Portfolio (WAC)                                                         11.52%            11.53%
      (ii)  Weighted Avg. Maturity of level Payment
              Portfolio (WAM) in months                                                36.82             36.00
      (iii) Remaining Number of Contracts                                             31,599            30,809

VIII. RESERVE FUND TRANSACTIONS
-------------------------------
(A)   Beginning Reserve Fund Balance [II(H)]                                                     $9,395,171.72
(B)   Draw for Current Period Payment Advances
        [III(G), not to exceed VIII(A)]                                                           1,472,731.94
(C)   Draw for Total Required Payment
        [VI(B)(vii)-V(F)-VIII(B), not to exceed
        VIII(A)-VIII(B)]                                                                                  0.00
(D)   Reserve Fund Investment Income [IV(A)]                                                         36,536.11
(E)   Amount Available for Deposit to the Reserve
        Fund [VI(D)(i)]                                                                           2,357,304.40
(F)   Reserve Fund Required Amount (Was Trigger Hit?)      YES                                     $9,395,171.72
(G)   Reserve Fund Deposit [VIII(F)-(A)+(B)+(C),
         not to exceed (E)]                                                                       1,472,731.94
(H)   Reserve Fund Balance [VIII(A)-(B)-(C)+(D)+(G)]                                              9,431,707.83
(I)   Reserve Fund Investment Income Released to
        Seller [VIII(D), if VIII(H) > (F)]                                                           36,536.11
(J)   Ending Reserve Fund Balance [VIII (H) - (I)]                                                9,395,171.72

                                                                               Including           Excluding
IX.   NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY                                Recoveries         Recoveries*
-----------------------------------------------                              ---------------   ---------------
(A)   Level Payment Net Losses for Collection
        Period [III(N)(iii)-(v)-(vii)*-H(ii)]                                $ 1,369,684.07     $ 2,267,807.93
(B)   Cumulative Level Payment Losses for all
        Periods [IX(A)+II(L)]                                                 21,948,572.43      30,395,953.28
(C)   Delinquent and Repossessed Contracts
                                                             Contracts                    Amount
                                                           --------------    ---------------------------------
      (i)   30-59 Days Delinquent                          2,251    7.12%    $20,573,586.63         7.25%
      (ii)  60-89 Days Delinquent                            767    2.43%     $6,975,804.19         2.46%
      (iii) 90 Days or more Delinquent                       521    1.65%     $5,032,286.92         1.77%
      (iv)  Vehicles Repossessed During Collection
               Period [III(N)(i)]                            194    0.61%     $1,694,131.93

                                                                               Including          Excluding
X.    TESTS FOR INCREASE IN RESERVE FUND BALANCE                               Recoveries        Recoveries*
------------------------------------------------                             ---------------   ---------------
(A)   Annualized Ratio of Realized Losses to Pool
      Balance for Each Collection Period
      (i)   Second Preceding Collection Period                                   6.82%             9.74%
      (ii)  Preceding Collection Period                                          6.24%             9.73%
      (iii) Current Collection Period [IX(A) / II(C)]                            5.79%             9.59%
      (iv)  Three Month Average [Avg (i, ii, iii)]                               6.28%             9.69%
(B)   Ratio of Balance of contracts Delinquent 60 Days
      or More to the Level Payment Pool Balance as of
      Each Collection Period
      (i)   Second Preceding Collection Period                                                    4.17%
      (ii)  Preceding Collection Period                                                           4.17%
      (iii) Current Collection Period
              [IX(C)(i)+(ii) / Ending VII(A)(iii)]                                                4.23%
      (iv)  Three Month Average [Avg (i, ii, iii)]
              Trigger Was Hit                                                                     4.19%

* Recoveries excluded from annualized ratio of realized losses calculation based on Sale & Servicing Agreement.
XII.  RECONCILIATION OF COLLECTION, NOTEHOLDERS' AND CERTIFICATE
      DISTRIBUTION ACCOUNTS
----------------------------------------------------------------
(A)   Transfers into Collection Account
      (i)  Transfer of Daily Collections (input from bank records)           $15,687,440.56
      (ii) Reserve Fund Draw for Current Period Payment Advances               1,472,731.94
            [VIII(C)]
      (iii) Reserve Fund Draw for total Required payment [VIII(C)]                     0.00
      (iv)  Deposit from Payahead Account [if <0, III(H)(i)]                      95,788.02
      (v)   Collection Account Investment Income [IV(B)]                          55,919.53
      (vi)  Total Transfers Into Collection Account                                             $17,311,880.05
                                                                                                ==============
(B)   Transfers from Collection Account
      (i)    To Servicer [VI(B)(vi)+III(I)-III(F)(i)]                            255,145.88
      (ii)   To Note Payment Account
               [VI(B)(i)+(ii)+VI(F)(iii)-(VI(C)(i)-(ii)]                      14,613,054.94
      (iii)  To Certificate Distribution Account                                 119,400.31
               [VI(B)(iii)+(iv)-VI(C)(iii)-(iv)]
      (iv)   Deposit to Payahead Account [if >0, III(H)(i)]                            0.00
      (v)    Reserve Fund Deposit [VIII(G)]                                    1,472,731.94
      (vi)   To Final Payment Certificateholder [VI(E)(v)+IV(B)]                 940,491.99
      (vii)  To Seller [VI(F)(iv)]                                                     0.00
      (viii) Total Repurchases (netted from distributions to Servicer)
               [-((III)(A)(iii)+(C)(ii)+(D)(iv+v)+(E)(iii))]                     (88,945.01)
      (ix)   Total Transfers from Collection Account                                            $17,311,880.05
                                                                                                ==============

XIII. RECONCILIATION OF RESERVE FUND
-------------------------------------
(A)   Beginning Balance                                                        9,395,171.72

(B)   Transfers Into Reserve Fund
      (i)   Reserve Fund Deposit [VIII(G)]                                     1,472,731.94
      (ii)  Reserve Fund Investment Income [IV(A)]                                36,536.11
                                                                              -------------
      (iii) Total Transfers Into Reserve Fund                                  1,509,268.05

(C)   Total Transfers In and Beginning Balance                                                  $10,904,439.77
                                                                                                ==============

(D)   Distributions From Reserve Fund
      (i)   Transfer to Collection Account for Current Period
               Advances [VIII(B)]                                              1,472,731.94
      (ii)  Transfer to Collection Account for Total Required
              payment [VIII(C)]                                                        0.00
      (iii) Reserve Fund Investment Income Distributed to
              Seller [VIII(I)]                                                    36,536.11
                                                                              -------------
      (iv)  Total Transfers From Reserve Fund                                  1,509,268.05

(E)   Ending balance [VIII(J)]                                                 9,395,171.72

(F)   Total Distributions and Ending Balance                                                    $10,904,439.77
                                                                                                ==============

XIV.  RECONCILIATION OF PAYAHEAD ACCOUNT
----------------------------------------
(A)   Beginning Balance                                                        1,104,250.99

(B)   Transfers Into Payahead Account
      (i)   Distribution to Payahead Account from Certificate
              Account [XII(B)(iv)]                                                     0.00
      (ii)  Payahead Account Investment Income [IV(C)]                             4,503.66
                                                                              -------------
      (iii) Total Transfers Into Payahead Account (i+ii)                           4,503.66

(C)   Total Transfers In and Beginning Balance [XIV(A)+XIV(B)(iii)]                             $ 1,108,754.65
                                                                                                ==============

(D)   Distributions From Payahead Account
      (i)   Net Payahead Transfer to Collection Account [XII(A)(iv)]              95,788.02
      (ii)  Transfer Investment Income to Servicer [IV(C)]                         4,503.66
                                                                              -------------
      (iii) Total Transfers From Payahead Account                                100,291.68

(E)  Payahead Account Ending Balance [II(J)+III(H)(i)]                         1,008,462.97
                                                                              -------------

(F)   Total Distributions and Ending Balance                                                    $ 1,108,754.65
                                                                                                ==============

XV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
(A)  Beginning Balance [II(I)]                                               $   744,446.48

(B)  Yield Supplement Account Investment Income [IV(D)]                            3,036.20
                                                                              -------------

(C)  Total Investment Income and Beginning Balance [XV(A)+XV(B)]                                $   747,482.68
                                                                                                ==============

(D)  Distributions From Yield Supplement Account
     (i)   Yield Supplement Amount [XVI(D)(i)]                                         0.00
     (ii)  Transfer Investment Income to Servicer [IV(D)]                          3,036.20
     (iii) Transfer Reduction in Specified Yield Supp. Account
             Balance to Servicer [II(I)-III(F)(ii),
             if III(F)(ii) < initial Specified Balance]                           80,769.00
     (iv)  Total Transfers From Yield Supplement Account                          83,805.20

(E)  Yield Supplement Account Ending (Specified) Balance [III(F)(ii)]            663,677.48
                                                                              -------------

(F)  Total Distributions and Ending Balance                                                     $   747,482.68
                                                                                                ==============

XVI. DISTRIBUTION SUMMARY
-------------------------
(A)  Distributions From Collection Account
     (i)    To Note Payment Account [XII(B)(ii)]                             $14,613,054.94
     (ii)   To Certificate Distribution Account [XII(B)(iii)]                    119,400.31
     (iii)  To Servicer / MMCA [XII(B) (i+viii)]                                 166,200.87
     (iv)   To Payahead Account [XII(B)(iv)]                                           0.00
     (v)    To Reserve Fund [XII(B)(v)]                                        1,472,731.94
     (vi)   To Final Payment Certificateholder [XII(B)(vi)]                      940,491.99
     (vii)  To Seller / MARI [XII(B)(vii)]                                             0.00
                                                                              -------------
     (viii) Total Distributions From Collection Account
              [confirm with XII(B)(ix)]                                                         $17,311,880.05

(B)  Distributions From Reserve Fund
     (i)  To Collection Account [XIII(D)(i+ii)]                              $ 1,472,731.94
     (ii) To MARI [XIII(D)(iii)]                                                  36,536.11
                                                                              -------------
     (iii) Total Distributions From Reserve Fund [confirm with
             XIII(D)(vi)]                                                                       $ 1,509,268.05

(C)  Distributions From Payahead Account
     (i)   To Collection Account [XIV(D)(i)]                                      95,788.02
     (ii)  Investment Income to Servicer / MMCA [IV(C)]                            4,503.66
                                                                              -------------
     (iii) Total Distributions From Payahead Account [confirm with
             XIV(D)(iii)]                                                                       $   100,291.68

(D)   Distributions From Yield Supplement Account
     (i)   To Collection Account [III(F)(i), but only if Yield Supp
              Amt. is not netted from XII(B)(i) dist. to Servicer]                     0.00
     (ii)  Investment Income to Servicer / MMCA [IV(D)]                            3,036.20
     (iii) Transfer Reduct. in Specified Yield Supp Acct. Bal. to
             Servicer [II(I)-(III)(F)(ii)]                                        80,769.00
                                                                              -------------
     (iv)  Total Distributions From Yield Supplement Account
             [confirm with XV(D)(iv)]                                                           $    83,805.20

(E)  Total Distributions From All Accounts to:
     (i)    Note Payment Account [XII(B)(ii)]                                $14,613,054.94
     (ii)   Certificate Distribution Account [XII(B)(iii)]                       119,400.31
     (iii)  Servicer / MMCA [XII(B)(i)+(viii)+IV(C)+IV(D)+XV(D)(iii)]            254,509.73
     (iv)   Seller / MARI [VI(F)(iv)+VIII(I)]                                     36,536.11
     (v)    Collection Account [VIII(B)+VIII(C)+XII(A)(iv)+XV(D)(i)]           1,568,519.96
     (vi)   Final Payment Certificate Holder [VI(E)(v)+IV(B)]                    940,491.99
     (vii)  Reserve Fund [VIII(G)]                                             1,472,731.94
     (viii) Payahead Account [XII(B)(iv)]                                              0.00
     (ix)   Total Distributions From all Accounts                                               $19,005,244.98
                                                                                                ==============
               [confirm with XVI(A)(viii)+(B)(iii)+(C)(iii)+(D)(iii)]                            19,005,244.98





                         MITSUBISHI MOTORS CREDIT OF AMERICA, INC.
    Statement to Noteholders, Certificateholders, and Final Payment Certificateholders
                               MMCA Auto Owner Trust 1995-1
                        November 1, 1996 through November 30, 1996


                                                                                                Per Original
                                                                                Per Original      $1,000
                                                                Aggregate        $1,000 Note    Certificate
                                                              --------------    ------------    ------------

1.  Distribution of Note Principal                            $13,388,725.43       $30.00

2.  Distribution of Certificate Principal                               0.00                        0.00

3.  Distribution of Final Payment Certificate Principal           884,572.46

4.  Distribution of Note Interest                               1,224,329.51       $2.74

5.  Distribution of Certificate Interest                          119,400.31                        5.08

6.  Yield Supplement Amount Distribution                           73,167.85

7.  Total Paid to Servicer                                         254,509.73      $0.57           10.84

8.  Principal Balance and Pool Factors
    (a) Note Principal Balance                                 244,364,854.95
    (b) Note Pool Factor                                            0.5475718
    (c) Certificate Principal Balance                           23,488,585.99
    (d) Certificate Pool Factor                                     1.0000000
    (e) Final Payment Certificate Principal Balance            103,275,267.40

9.  Pool Balance at end of This Collection Period              358,113,120.60

10. Carryover of Shortfalls
    (a) Noteholders' Interest Carryover Shortfall                        0.00      $0.00
    (b) Noteholders' Principal Carryover Shortfall                       0.00      $0.00
    (c) Certificateholders' Interest Carryover Shortfall                 0.00                       0.00
    (d) Certificateholders' Principal Carryover Shortfall                0.00                       0.00

11. Aggregate Realized Losses for This Collection Period         2,267,807.93

12. Reserve Fund Balance on Payment Date                         9,395,171.72

13. Purchase Amount of Receivables Repurchased by Seller            88,945.01
       or Purchased by Servicer

14. Amount of Advances for This Collection Period                1,472,731.94



LIST OF LOANS PURCHASED BY SERVICER OR REPURCHASED BY SELLER:
------------------------------------------------------------
02020165909001    02023313049001    03010792849001    03011124739001    04012364139001    04042890219001
05054929889001    06062284239001    06062686769001    06062937579001    06063196699001    06063560679001

LIST OF DEFAULTED LOANS:
-----------------------
02010246789001    03032445489001    03034767779001    05053606989001    05054899279001    05055535329001
02022707269001    03032878289001    03034776439001    05053657549001    05054901809001    05055552069001
02023056709001    03033040039001    03034781209001    05053668029001    05054940429001    05055558429001
02023066379001    03033205389001    03034787409001    05053688169001    05054953539001    05055571299001
02023071559001    03033216199001    03034793759001    05053696739001    05054956359001    05055606029001
02023237239001    03033279629001    03034796499001    05053698639001    05054988949001    05055607019001
02023323859001    03033341259001    03034821149001    05053750929001    05054991999001    05055608919001
02023589359001    03033350649001    03034827919001    05053754729001    05055004269001    05055631279001
02023603379001    03033356769001    03034830889001    05053756629001    05055018129001    05055648699001
02023667149001    03033365189001    04042307289001    05053765469001    05055025219001    05055678479001
02023668059001    03033397449001    04042509819001    05053903079001    05055032149001    05055714019001
02023676139001    03033472269001    04042547289001    05053917019001    05055033219001    05055716419001
02023709899001    03033666639001    04042568559001    05053929729001    05055037929001    05055729799001
02023718479001    03033782139001    04042575239001    05053978319001    05055078199001    05055734079001
02023793039001    03033803679001    04042590249001    05053991919001    05055086509001    05055737049001
02023816899001    03033852679001    04042692549001    05054003209001    05055141799001    05055746119001
02023839259001    03033872069001    04042746019001    05054021699001    05055162739001    05055778799001
02023845849001    03033911419001    04042772739001    05054025659001    05055174389001    06011565959001
02023846269001    03033915059001    04042772819001    05054044629001    05055190209001    06011746719001
02023884949001    03033948149001    04042787359001    05054100559001    05055199549001    06012062839001
02023912829001    03034023449001    04042794939001    05054156419001    05055207059001    06062026759001
02023941129001    03034045489001    04042796679001    05054176479001    05055209459001    06062554839001
02023964149001    03034063869001    04042821749001    05054194529001    05055215889001    06062653189001
02023973479001    03034076409001    04042884869001    05054196849001    05055245179001    06062797989001
02023975039001    03034110639001    04042910929001    05054203289001    05055245669001    06062831889001
02023979259001    03034151149001    04042926789001    05054243539001    05055246169001    06062944909001
02023994759001    03034156439001    04042976369001    05054313419001    05055267369001    06062996069001
02023999709001    03034177149001    04042989239001    05054316309001    05055271069001    06063001569001
02024032939001    03034208669001    04042992859001    05054321589001    05055274869001    06063011399001
02024122119001    03034265179001    04043002249001    05054343949001    05055283449001    06063017829001
02024259819001    03034295039001    04043010169001    05054375049001    05055285759001    06063022029001
02024332909001    03034303529001    04043012719001    05054486759001    05055289979001    06063032919001
02024395869001    03034370509001    04043016449001    05054504089001    05055297229001    06063044559001
02024397439001    03034371009001    05052634549001    05054571979001    05055298479001    06063106359001
02024407419001    03034408809001    05052718469001    05054615619001    05055302909001    06063117739001
02024411039001    03034411369001    05053027819001    05054648399001    05055333029001    06063122509001
02024412029001    03034412019001    05053225409001    05054658289001    05055359359001    06063186799001
02024443629001    03034423579001    05053229799001    05054661729001    05055359509001    06063254769001
02024445869001    03034473319001    05053271929001    05054669829001    05055375359001    06063282809001
02024450059001    03034479439001    05053299179001    05054722799001    05055378739001    06063284479001
02024561019001    03034488349001    05053352529001    05054759759001    05055381379001    06063292219001
02024581499001    03034498409001    05053440569001    05054763879001    05055383279001    06063473559001
02024588429001    03034518209001    05053469789001    05054775269001    05055406049001    06063487349001
02024593529001    03034575619001    05053482069001    05054776589001    05055430799001    06063489169001
02024598579001    03034618529001    05053491399001    05054779149001    05055458439001    06063498729001
02024609969001    03034618949001    05053517059001    05054785409001    05055473289001    06063509389001
02024619789001    03034630649001    05053522579001    05054822459001    05055495719001    06063522239001
02024627379001    03034644199001    05053557489001    05054863869001    05055505799001    06063545679001
03032349459001    03034680979001    05053563169001    05054868579001    05055523519001    06063558539001
03032363469001    03034711589001    05053594359001    05054869809001    05055524199001    06063570409001

LIST OF DEFAULTED LOANS (CONTINUED):
-----------------------------------
06063587749001
06063624469001
06063661999001
06063704239001
06063707959001
06063713309001
06063791019001
07072153389001
07072203209001